November 4, 2026 3rd Quarter 2026 Investment Thesis Exhibit 99.1

Slides 3 — 13 Executive Summary

3 These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC. Forward-Looking Statements

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include a pension plan gain/loss, merger-related charges associated with completed and pending acquisitions, debt securities gains/losses, distribution of excess pension assets expense, FDIC special assessment expense, and CECL Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain/loss and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax- exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Corporate Strategy

Snapshot of Old National

Franchise Overview

$74B Assets	**$51B** Loans HFI	**$58B** Deposits
$5B TCE[1]	**$41B** Wealth AUM	**$10B** Market Cap[2]

Founded: 1834
HQ: Evansville, IN
Nasdaq Listed: ONB
Banking Centers: 346
Team Members: 4,894



Fargo
Minneapolis
Madison
Grand Rapids
Chicago
Detroit
Davenport
Indianapolis
Evansville
Nashville
Knoxville

6th
Largest commercial bank headquartered in Midwest

Top 25
Banking company based in the U.S. by assets

Financial Highlights

Profitability	**1.37%** Adj. ROAA[1]	**19.6%** Adj. ROATCE[1]	**45%** Adj. Efficiency[1]
Deposits	**22%** NIB % of Core Deposits	**1.79%** Total Cost	**~75%** 5+ Year Core Deposit Tenure
Credit	**0.24%** NCOs (ex. PCD)	**1.34%** 15-Yr Cumulative NCOs / Avg. Loans[3]	**1.20%** ACL / Loans HFI
Capital	**7.3%** TCE / TA[1]	**11.1%** CET1	**13.6%** Total RBC



Deposits By Market[4]
Evansville, IN; 11%
Minneapolis, MN; 16%
Indianapolis, IN; 4%
Milwaukee, WI; 2%
Madison, WI; 2%
Chicago, IL; 33%
All Others; 32%

Top 5 Market Share In ~42% Of Our MSAs

Financial data as of or for the quarter ended 9/30/2026, except as noted [1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Market data as of 11/03/2026 [3] Measured from 2011 – 2025 ex PCD loans [4] Data per S&P Capital IQ as of 6/30/2026

OLD NATIONAL BANCORP® 6

7Financial data as of or for the quarter ended 9/30/2026, except as noted 1 Vs. Peers - peer group defined in the Appendix 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 Includes loans held-for-sale OFFENSE Top quartile 3Q2026 financial metrics1 • 1.37% Adj. ROAA2 • 19.6% Adj. ROATCE2 • 45% Adj. Efficiency Ratio2 Ample liquidity and capital • 89% loan-to-deposit ratio3 • 11.11% CET1 capital to RWA • TBV1 up 5% YoY • 3.9 million shares of common stock repurchased • Prioritizing organic growth and capital growth over M&A DEFENSE Quality, peer-leading deposit franchise • Growth in total deposits of 11% annualized • Low total deposit costs of 179 bps for 3Q26 • 75% of core deposits have tenure >5 years • NIB deposits represent 22% of core deposits • Median deposit balance ~$3,800 Strong credit culture • Well-reserved — Multiple scenario weighted forecast • $612 million allowance for credit losses, or 1.20% of total loans, includes ~5% reserve on PCD loans • Additionally, $38 million of credit discount remaining on Bremer non-PCD loans • Granular and diversified loan portfolio • Low net charge-offs of 24 bps, excluding PCD loans Best Offense and Defense

8 1.6% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.3% 1.3% 1.3% 1.3% 1.1% 1.1% 1.0% 20.7% 20.0% 19.6% 18.2% 17.7% 17.7% 17.6% 17.6% 17.4% 15.5% 14.8% 14.5% 14.3% 11.8% 14% 17% 19% 19% 22% 27% 28% 31% 32% 34% 37% 40% 42% 48% 1 Peer data per S&P Capital IQ as of 6/30/2026; peer group defined in the Appendix 2 Core metrics, as defined by S&P Capital IQ 3 Estimates as of 11/03/2026 4 Defined as 2026E ROATCE x (1- 2026E dividend payout ratio) per FactSet estimates 5 ONB data as of 9/30/2026 2026E Payout Ratio3ROATCE2ROAA2 Equity Retention Rate3,4 17.3% 15.2% 14.2% 12.9% 12.2% 12.1% 12.0% 11.5% 11.5% 10.7% 10.6% 10.5% 9.0% 7.8% 5 5 ONB Peers Leading Profitability and Capital Generation1

9 2023 25.3% 23.7% 21.3% 20.6% 20.0% 19.4% 18.8% 17.4% 17.0% 16.8% 16.0% 15.5% 14.1% 13.4% 13.1% 2024 20.2% 19.8% 18.7% 16.9% 16.9% 16.2% 16.0% 15.5% 14.7% 14.6% 14.4% 13.4% 12.8% 12.7% 8.3% 2025 19.0% 18.9% 18.6% 18.5% 18.4% 17.8% 17.2% 16.7% 15.6% 14.9% 14.7% 14.6% 14.2% 14.0% 11.2% 1 Peer data per S&P Capital IQ; peer group defined in the Appendix 2 Core metrics for peers, as defined by S&P Capital IQ for the full year presented 3 ONB data as reported for adjusted metrics for each full year period ROATCE2,3 Efficiency Ratio3 2024 45.9% 49.5% 52.2% 54.4% 55.6% 56.4% 56.5% 57.0% 57.6% 59.7% 60.0% 60.1% 61.0% 63.9% 64.6% 2025 47.2% 47.8% 48.8% 52.0% 54.2% 54.3% 54.8% 56.5% 56.9% 57.8% 58.5% 59.7% 59.8% 60.9% 63.5% 2023 42.5% 49.9% 50.4% 50.8% 53.3% 54.2% 55.6% 55.6% 55.7% 56.5% 57.3% 57.7% 58.5% 62.9% 63.7% ONB Peers Peer Leading Profitability and Efficiency1

10 0.42% 1.34% 0.59% 3.74% 3-Year 15-Year 75% 77% 80% 88% 76% Lower Quartile Average Upper Quartile Max 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 9/30/2026, except as noted 1 Peer data per S&P Capital IQ as of 6/30/2026; peer group defined in the Appendix 2 Peer Group data per S&P Capital IQ as of full years 2023-2025 for 3-Year and 2011-2025 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs 3 Peer Group Low-Risk Balance Sheet Relative to Peers

11Source: S&P Capital IQ 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Data per S&P Capital IQ as of 6/30/2026 3 Weighted by deposits in MSA ~$19B in Deposits #9 Mkt Share ~$9B in Deposits #4 Mkt Share ~$6B in Deposits #1 Mkt Share ~$1B in Deposits #13 Mkt Share ~$2B in Deposits #12 Mkt Share ~$1B in Deposits #9 Mkt Share 2019 Q3 ’26 $20 $12 $1.45 $10.35 58% 2,709 192 $76 1M $63,028 $74 $41 $2.64 (ann.) $13.77 45% 4,894 346 $167 4M $88,983 Assets ($B) AUM ($B) Adjusted EPS1 TBV Per Share1 Adj. Efficiency Ratio1 Headcount Branches Median HHI Avg. MSA Pop3 Deposits / Branch ($M) Major Markets2 ONB has Dramatically Enhanced Franchise Value

12 2021 2022 2023 2024 2025 $22 $49 $54 $3 $72 $16 $24 $47 Source: S&P Capital IQ, FactSet & Transaction Filings (deal metrics reflect assumptions at announcement) 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Calculated as 2027E ROATCE * (1 - 2027E payout ratio) Estimates as of 10/23/2026 ONB Assets Since 2021 ($B) ONB Franchise Improvement Relative to Peers1 Represents ONB’s relative percentile to KRX and past MOE ROATCE Efficiency Ratio Equity Retention2 15.4% 19.1% 57% 48% 10% 15% 47% 92% 2021A 2027E 37% 78% 2021A 2027E 53% 94% 2021A 2027E Increased capital returns: ONB ‘27E total payout ratio of ~60% vs. industry at ~38% Key Per Share Metrics Since MOE Close1 Tangible Book Value Per Share $9.71 $16.32 Q1 ‘22 2027E $1.96 $2.81 2022A 2027E Adj. Earnings Per Share 9% CAGR 8% CAGR Old National Has Outperformed Since MOE Close ONB Metric ONB (34%) KRX (5%) 2/15/22 2/15/23 2/15/24 2/15/25 2/15/26 (50)% (25)% 0% 25% 50% ONB +34% KRX +5% KRX Median CAGR: 7% KRX Median CAGR: 6% Proven Franchise Enhancement and Value Creation

13 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.91 $13.71 $13.77 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26 TBV Per Share CAGR (%) Old National2 KRX3 2-Year 11.7% 8.7% 3-Year 13.3% 9.9% 5-Year 3.7% 3.0% 7-Year 6.2% 5.9% Source: S&P Capital IQ and Company documents 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Data as of 12/31/2025 3 Data as of 12/31/2025; average for KRX companies 2017 - 2021 CAGR of 9% 2022 - 3Q26 CAGR of 11% Strong TBV Per Share Growth History1

Financial Details Data as of September 30, 2026

Key Messages

Record net income, record efficiency ratio[1] and an 8th consecutive quarter of YoY positive operating leverage

EPS	ROATCE[1]	ROAA[1]	Efficiency ratio[1] *RECORD*	Tangible book value / share
$0.66	**19.6%**	**1.37%**	**46.1%**	**$13.77**

Adjusted EPS[1] *RECORD*	Adjusted ROATCE[1]	Adjusted ROAA[1]	Adjusted Efficiency ratio[1] *RECORD*	Combined payout ratio
$0.66	**19.6%**	**1.37%**	**44.9%**	**62%**
+12% YoY · +2% QoQ	-53 bps YoY · -34 bps QoQ	+5 bps YoY · -2 bps QoQ	321 bps better YoY · 24 bps better QoQ	$155 million of capital returned to common shareholders

EARNINGS

Record results drive peer-leading profitability

- **Record** net income of $254 million
- EPS of $0.66 and **record** adjusted EPS[1] of $0.66
- ROATCE[1] of 19.6% and adjusted ROATCE[1] of 19.6%
- ROAA[1] of 1.37% and adjusted ROAA[1] of 1.37%
- **Record** efficiency ratio[1] of 46.1% and **record** adjusted efficiency ratio[1] of 44.9%

CREDIT

Credit quality remains stable

- Criticized and classified loans down 9%
- Net charge-offs of 27 bps; 24 bps excluding PCD loans
- Delinquencies, nonaccrual loans and provision in normalized ranges

CAPITAL

Strong capital funding growth and shareholder returns

- CET1 of 11.11%, stable to 2Q26 while funding 3% annualized loan growth
- Repurchased $100 million, or 3.9 million shares, of common stock; $177 million authorization remaining
- Paid $55 million of quarterly common stock cash dividends
- TBV per share excluding the impact of a $391 million rate-driven decrease in AOCI, increased 13% annualized

[1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

OLD NATIONAL BANCORP® 15

Third-Quarter 2026 At A Glance

Strong execution across the franchise drove record efficiency and solid balance sheet growth

	Reported	Adjusted[1]	Adjusted[1] vs. 2Q26
Earnings per diluted share	**$0.66**	**$0.66**	**+2%**
Net income to common shareholders	**$250**	$250	**– %**
Return on average assets[1]	**1.37 %**	1.37 %	**-2 bps**
Return on average TCE[1]	**19.6 %**	19.6 %	**-34 bps**
Efficiency ratio[1]	**46.1 %**	**44.9 %**	**-24 bps**
Net interest margin (FTE)[1]	**3.52 %**		
Tangible book value / share[1]	**$13.77**		
Total loan[2] growth (annualized)	**3 %**		
Total deposit growth (annualized)	**11 %**		
Total cost of deposits	**179 bps**		

KEY PERFORMANCE DRIVERS

- Total loan[2] growth of $362 million (3% annualized) — C&I up $148 million (4% annualized) and CRE up $157 million (3% annualized)
  - $3.0 billion of total commercial production – 86% floating at 5.9%
  - Total commercial pipeline of $4.4 billion, up 6% YoY
- Total deposits up 11% annualized on higher business and public funds
  - Total deposit costs of 179 bps and interest-bearing deposit costs of 231 bps, both up 8 bps
- Record efficiency ratio[1] of 46.1% and record adjusted efficiency ratio[1] of 44.9%

$ in millions, except per share data [1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Includes loans held-for-sale

OLD NATIONAL BANCORP 16

17 Balance Sheet Strong deposit growth funded loan growth and reduced reliance on wholesale borrowings End of period balances 3Q26 2Q26 3Q25 3Q26 vs. 2Q26 3Q26 vs. 3Q25 Available-for-sale securities, at fair value $11,317 $11,582 $11,418 (2) % (1) % Held-to-maturity securities, at amortized cost $2,823 $2,845 $2,910 (1) % (3) % Total loans1 $51,179 $50,816 $48,048 1% 7 % Total assets $74,424 $74,189 $71,210 — % 5 % Total deposits $57,639 $56,147 $55,006 3% 5 % Borrowings $7,134 $8,424 $6,766 (15) % 5 % Total liabilities $66,129 $65,606 $62,901 1% 5 % Shareholders’ equity $8,295 $8,584 $8,309 (3) % — % CET1 capital to RWA2 11.11% 11.09% 11.02% — % 1 % AOCI $(949) $(558) $(524) 70% (81) % Tangible common book value per share3 $13.77 $14.32 $13.15 (4) % 5 % Loans / deposits 89% 91% 87% (2) % 2% $ in millions, except per share data 1 Includes loans held-for-sale 2 3Q26 figures are preliminary 3 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

Earning Assets

Loan growth continued with improving yields and healthy commercial production

Total loans[1] and loan yields



$48,048
$50,816
$51,179
6.28%
5.88%
5.92%
3Q25
2Q26
3Q26

Total securities[2] and securities yields



$14,949
$15,083
$14,796
4.24%
4.11%
4.19%
3Q25
2Q26
3Q26

TOTAL LOANS[1]

- Total loan growth of $362 million, or 3% annualized; up 7% YoY
  - C&I loan growth of $148 million, or 4% annualized; up 12% YoY
  - CRE loan growth of $157 million, or 3% annualized; up 3% YoY
- $3.0 billion total commercial production – 86% floating at 5.9%
- $4.4 billion total commercial pipeline, up 6% YoY
- October 1, 2026 total loan portfolio spot yield of 6.0%

SECURITIES[2]

- Duration[3] of 4.7, compared to 4.1 for 2Q26
- 3Q26 new money yield of 5.4%
  - Current new money yields are ~6.0%
- Estimated next-twelve-month cash flows[4] of ~$1.8 billion

LOAN[1] PORTFOLIO MIX

CRE non-owner occupied	32%
C&I	32%
Residential real estate	17%
CRE owner occupied	12%
Consumer	7%

SECURITIES[2] PORTFOLIO MIX

U.S. treasuries and agency-backed	85%
Highly-rated municipal securities	9%
Corporate and other	6%

All commercial mortgage-backed securities are agency-backed

$ in millions [1] End of period balances; includes loans held-for-sale [2] End of period balances; includes available-for-sale securities, held-to-maturity securities, equity securities and FHLB/FRB stock [3] Available-for-sale effective duration reflects available-for-sale effective duration including securities hedges [4] Cash flows include principal and interest

OLD NATIONAL BANCORP 18

19 Diversified Loan Portfolio A $51.1 billion loan portfolio diversified by asset class and geography Total loans $51.1B CRE non-owner occupied 32% C&I 32% Residential real estate 17% CRE owner occupied 12% Consumer 7% CRE non-owner occupied $16.7 billion · 32% of total loans CRE owner occupied $6.0 billion · 12% of total loans TOTAL LOANS BY STATE MN $10.1 20% IL 8.6 17% IN 5.9 11% WI 4.6 9% MI 3.2 6% TN 2.3 4% KY 1.7 3% ND 1.5 3% TX 1.5 3% FL 1.4 3% OH 1.1 2% Other 9.5 19% Total $51.1 100% $ in billions As of 9/30/2026 Excludes loans held-for-sale Summations may not equal due to rounding CRE portfolio percentages shown as a share of total loans 41% 17% 17% 14% 11% Multifamily Other Warehouse Industrial Office Retail 28% 25% 22% 13% 12% Warehouse Industrial Other Retail Senior Housing Office

Deposit Franchise

Deposits grew $1.5 billion, or 11% annualized; long-tenured and granular base with 22% noninterest-bearing

Period-end total deposits



$55.0
$5.7
$25.1
$24.2
$56.1
$5.0
$26.9
$24.2
$57.6
$5.6
$27.8
$24.2
3Q25
2Q26
3Q26
Retail
Commercial
Public

Cost of total deposits vs. exception pricing[1]



1.97%
2.99%
1.80%
2.59%
1.72%
2.57%
1.71%
2.58%
1.79%
2.76%
3Q25
4Q25
1Q26
2Q26
3Q26
Cost of Deposits
Exception Pricing1

COST & MIX

Total cost of deposits, up 8 bps QoQ

179 bps

Spot rate of 187 bps at September 30, 2026

Interest-bearing deposit cost, up 8 bps QoQ

231 bps

Noninterest-bearing share of deposits

22%

Insured share of total deposits

>70%

WHY THE BASE IS DURABLE

Accounts under $25k; % of accounts	**~80%**
Total deposits; median balance	**~$3,800**
Core account balance, $0–$250k	**$17k**
Peer[2] average, $0–$250k	**$23k**
Core deposits with tenure >5 years	**~75%**
Top 20 clients / total deposits	**~11%**
Top 20 weighted average tenure	**~13 years**
Top 20 collateralized or insured	**>85%**
Exception priced / total deposits	**~37%**
Exception priced, average rate[1]	**2.76%**

Deposit growth came from business and public funds

$ in billions unless otherwise stated *[1] Exception pricing shown at the weighted average rate at end of period* *[2] Peer data per S&P Capital IQ as of 6/30/2026; peer group defined in the Appendix*

OLD NATIONAL BANCORP 20

Income Statement and Earnings Performance Metrics

Adjusted EPS increased 12% YoY, reflecting continued improvement in core operating performance

	3Q26	2Q26	3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25
Net interest income[1,2]	**$592**	$586	$583	**1 %**	**2 %**
Provision for credit losses[3]	**34**	36	27	**(7) %**	**26 %**
Adjusted noninterest income[1]	**128**	140	130	**(9) %**	**(2) %**
Pension plan gain[4]	**1**	13	—	**N/M**	**N/M**
Adjusted noninterest expense[1]	**355**	360	376	**(1) %**	**(6) %**
Merger-related charges	**1**	12	69	**N/M**	**N/M**
Income taxes[1,2]	**77**	78	58	**(1) %**	**34 %**
Net income	**$254**	**$253**	**$183**	**— %**	**39 %**
Preferred dividends	**4**	4	4	**— %**	**— %**
Net income applicable to common shares	**$250**	**$249**	**$179**	**— %**	**40 %**
Net income applicable to common shares, adjusted[1]	**$250**	$250	$231	**— %**	**8 %**
Net interest margin[1,2]	**3.52 %**	3.54 %	3.64 %	**(2)bps**	**(12)bps**
Earnings per diluted share	**$0.66**	**$0.65**	**$0.46**	**2 %**	**43 %**
Adjusted earnings per diluted share[1]	**$0.66**	**$0.65**	**$0.59**	**2 %**	**12 %**
Return on average assets	**1.37 %**	1.38 %	1.03 %	**(1)bps**	**34 bps**
Adjusted return on average assets[1]	**1.37 %**	1.39 %	1.32 %	**(2)bps**	**5 bps**
Return on average tangible common equity	**19.6 %**	19.8 %	15.9 %	**(25)bps**	**372 bps**
Adjusted return on average tangible common equity[1]	**19.6 %**	19.9 %	20.1 %	**(34)bps**	**(53)bps**

$ in millions, except per-share data [1] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Fully Taxable Equivalent Basis [3] Includes the provision for credit losses on unfunded loan commitments [4] Includes a gain associated with the termination of the Bremer pension plan

OLD NATIONAL BANCORP® 21

Net Interest Income & Net Interest Margin[1]

Net interest income[1] increased as earning asset growth and favorable rate/volume mix more than offset higher deposit costs

Net interest income (FTE)[1] and net interest margin[1]



$583
$586
$592
3.64%
3.54%
3.52%
3Q25
2Q26
3Q26
Net interest income (FTE)
Net interest margin (FTE)

MARGIN BRIDGE · 2Q26 TO 3Q26

2Q26 net interest margin[1]	**3.54%**
Rate / volume mix	**+4 bps**
Day count	**+2 bps**
Interest-bearing deposit costs	**(8) bps**
3Q26 net interest margin[1]	**3.52%**

WELL-POSITIONED FOR RISING RATES

- Current spot rates favorable to NIM by ~2bps
- 63% of loans are variable or floating rate; 94% reprice within three months
- 86% of 3Q26 and 88% of YTD commercial production was floating rate
- ~$4.6 billion of fixed-rate loans with WAR of 5.1% and ~$1.8 billion of fixed-rate securities with WAR of 4.2% reprice over the next twelve months at September 30, 2026
- $3.4 billion of net balance sheet hedges protect downside risk

$ in millions *[1] Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation*

OLD NATIONAL BANCORP 22

23 Noninterest Income Bank and wealth fees remained resilient as other income normalized from elevated second quarter levels ADJUSTED NONINTEREST INCOME 1 3Q26 2Q26 3Q25 Bank fees $43 $41 $41 Wealth fees 42 42 40 Mortgage fees 9 11 10 Capital markets 12 12 13 Other 22 34 26 Adjusted noninterest income¹ $128 $140 $130 Adjusted noninterest income1 $128M -9% vs. 2Q26 Change vs. 3Q25 -2% vs. $130M in 3Q25 Quarter-end mortgage pipeline $188M vs. $229M at 2Q26 Adjusted noninterest income¹ KEY PERFORMANCE DRIVERS • Other income elevated by ~$10 million in 2Q26 due to market value adjustments, higher BOLI income and an asset recovery • Quarter-end mortgage pipeline was $188 million compared to $229 million for 2Q26 $ in millions ¹ Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation $130 $140 $128 3Q25 2Q26 3Q26

24 Noninterest Expense Disciplined expense management drove a record adjusted efficiency ratio1 of 44.9% ADJUSTED NONINTEREST EXPENSE 1 3Q26 2Q26 3Q25 Salaries & employee benefits $180 $183 $194 Occupancy & equipment 46 45 47 Technology & communication 34 36 41 Amortization of intangibles 23 24 26 Other 72 72 68 Adjusted noninterest expense¹ $355 $360 $376 Adjusted noninterest expense1 $355M -1% vs. 2Q26 Change vs. 3Q25 -6% vs.$376M in 3Q25 Adjusted efficiency ratio¹ 44.9% Company record Adjusted noninterest expense¹ KEY PERFORMANCE DRIVERS • Disciplined expense management • Record adjusted efficiency ratio¹ of 44.9% • Continued to invest in organic growth during 3Q26; added 19 Commercial and 7 Wealth relationship managers – Opened new LPOs in Ohio (Cleveland and Columbus) – Enhanced leadership in 1834 and FX while adding new executives across several new strategic disciplines (FinTech/Food & Bev) $ in millions ¹ Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation $376 $360 $355 3Q25 2Q26 3Q26

Credit Quality

Credit remains strong: net charge-offs of 24 bps excluding PCD, delinquencies down and nonaccruals stable

Net charge-offs

% of average loans, annualized


0.25%
0.26%
0.27%
0.17%
0.22%
0.24%
3Q25
2Q26
3Q26
ONB
Excluding PCD

30+ day delinquency and nonaccrual loans

% of total loans


1.23%
0.91%
0.92%
0.18%
0.29%
0.25%
3Q25
2Q26
3Q26
Nonaccrual Loans
30+ Day Delinquency

ALLOWANCE FOR CREDIT LOSSES[1] – QoQ

Allowance at 6/30/2026	Economic forecast & other	Loan growth & unfunded	Allowance at 9/30/2026
$612M	**-$4M**	**+$4M**	**$612M**
1.21% of total loans[2]	No material impact due to change in assumptions	Reserve build on growth	1.20% of total loans[2]

WHAT THIS QUARTER SHOWS

- Net charge-offs, delinquencies, nonaccrual loans and provision in normalized ranges
  - Net charge-offs of 24 bps excluding the 3 bps impact of PCD loans

MODEL ASSUMPTIONS

- Multiple scenario weighted forecast
- Qualitative reserves are ~19% of total ACL

ACQUISITION ACCOUNTING

- $38 million of credit discount remains on Bremer non-PCD loans
- 5% allowance on the remaining $1.8 billion of PCD loans

$ in millions *[1] Includes reserve for unfunded commitments* *[2] Excludes loans held-for-sale*

OLD NATIONAL BANCORP 25

26 Peer Credit Data Delinquencies and net charge-offs have historically run below the peer average 30+ day delinquency % of total loans Net charge-offs Annualized, % of average loans Non-performing loans % of total loans Net charge-offs / non-performing loans % ¹ Peer group data per S&P Capital IQ; peer average shown through 2Q26; see Appendix for definition of peer group ² Excludes purchased credit deteriorated net charge-offs ONB Peer Average FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 3Q26 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% ONB Peer Average FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 3Q26 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% ONB Peer Average FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 3Q26 0.00% 0.40% 0.80% 1.20% 1.60% ONB Peer Average FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 3Q26 (50)% 0% 50% 100% 11 1 12

27 Strong Capital Position CET1 up 2 bps to 11.11% while funding earning asset growth and returning $155 million to shareholders Tangible common book value per share1 +5% YoY · -15% annualized QoQ Common shares outstanding 378.6M vs. 390.8M at 3Q25 Tangible common equity $5.2B vs. $5.1B at 3Q25 3Q26 CAPITAL DEPLOYMENT $250 million of net income applicable to common shares Share repurchases 3.9 million shares $100M Common dividends Quarterly cash dividend $55M Retained Supports loan growth $95M Combined payout ratio 62% CAPITAL RATIOS 2 3Q26 3Q25 CET1 / RWA 11.11% 11.02% Tier 1 / RWA 11.54% 11.49% Total capital / RWA 13.59% 12.78% TCE / tangible assets 7.28% 7.53% POSIT ION • $177 million of repurchase authorization remaining • Capital strength validated by internal stress testing • HTM pre-tax unrealized losses of $559 million, or ~$419 million net of tax • TBV per share excluding the impact of a $391 million rate-driven decrease in AOCI, increased 13% annualized $13.15 $14.32 $13.77 3Q25 2Q26 3Q26 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 3Q26 figures are preliminary 2Q26 11.09% 11.53% 13.65% 7.68%

Full Year Outlook

Outlook unchanged from prior quarter

Full-year 2026	3Q26 Actual	Prior 2026 Guidance	Current 2026 Guidance
End-of-period loans (including HFS)	**up 3% annualized** (up 6% YTD, annualized)	**up 6%–8% YoY**	**Unchanged**
Net interest income (FTE)	**$592 million**	**~$2,400 million ± 2%**	**Unchanged**
Noninterest income	**$128 million**	**~$515–$525 million**	**Unchanged**
Noninterest expense	**$355 million**	**~$1,435–$1,455 million** [1]	**Unchanged**
Net charge-off ratio	**0.27 %**	**~0.25%–0.30%**	**Unchanged**
Provision for credit losses	**$34 million**	**~$135–$145 million**	**Unchanged**
Income tax rate — GAAP / adjusted FTE	**22% / 23%**	**~22% / ~24%**	**Unchanged**

Results in positive operating leverage and greater than 15% EPS growth year over year

Net interest income drivers – we see more opportunities than headwinds in today's environment

OPPORTUNITIES

- Fixed rate repricing
- Strong loan growth outlook
- Loan spread and asset mix opportunities
- Current spot rates favorable to NIM by ~2 bps

ASSUMPTIONS

- No Fed interest rate actions assumed in 4Q26
- Deposit pricing remains competitive
- Funding mix remains relatively stable
- Includes investment in top revenue-generating talent

$ in millions   Prior 2026 guidance as presented in the Company's 2Q26 earnings presentation. Net interest income (FTE), noninterest income and noninterest expense are non-GAAP financial measures - see the Appendix for reconciliations   [1] Includes investment in new revenue-generating talent

OLD NATIONAL BANCORP® 28

29 In-house lending limits conservative relative to ONB’s legal lending limit1 of $1,040 million per borrower $ in millions 1 Data as of 9/30/2026 Conservative Lending Limit/Risk Grades

30 $0.7B CRE Non-Owner Occupied Maturities $4.9B Interest rate >4% 89% Interest rate <4% 11% CRE non-owner occupied maturing <18 months ~1% of total loans CRE non-owner occupied maturing <18 months - interest rate <4% Multifamily 49% Other 11% Office 11% MATURING CRE NON-OWNER OCCUPIED LOANS • Manageable volume of loans subject to refinance risk • Predominantly multifamily; continues to experience stronger demand and rents • ~1% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate • Loans underwritten at +300 bps over contractual rates at origination As of 9/30/2026

31 CRE Non-Owner Occupied - Office A $2.3 billion office portfolio of smaller, in-footprint loans with low CBD exposure Our lending looks more like this …less like this • 80% located in the bank's footprint and diversified by submarket • CBD office exposure is low and primarily within footprint, across 13 cities OFFICE PORTFOLIO Total office portfolio $2.3B Average loan size $4.1M Located in bank's footprint 80% MOB and/or investment grade tenants 60% CBD share of NOO office 10% Weighted average LTV ~62% Weighted average DSC ~1.47x As of 9/30/2026

32 CRE Non-Owner Occupied - Multifamily A $6.8 billion multifamily portfolio with stable demand and no material rent-controlled exposure Our lending looks more like this …less like this • Stable demand and rental rates in core markets (IL, MN, WI) • Multifamily remains the dominant and stable CRE asset class MULTIFAMILY PORTFOLIO Total multifamily portfolio $6.8B Average loan size $5.5M Located in bank's footprint 87% Material rent-controlled exposure None Weighted average LTV ~61% Weighted average DSC ~1.34x As of 9/30/2026

Appendix Appendix

34Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders Commitment to Excellence

35 Old National’s 2025 Community Action Report (“CAR”) showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Strengthening our communities • Sustainability To view ONB’s CAR Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com Commitment to the Communities We Serve

36*Value of volunteer time based on figure of $34.79 as established by the Independent Sector CAR At A Glance - 2025

37 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Stock ownership guidelines have been established for executive officers as follows: As indicated in Old National’s annual meeting proxy statement filed on April 2, 2026, each named executive officer has met their stock ownership requirement other than our President & Chief Operating Officer, who joined the Company in July 2025 and is in the stock accumulation period permitted under the guidelines Commitment to Strong Corporate Governance

38 Tied to long-term shareholder value Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50% 2025 Executive Compensation

Board of Directors and Corporate Governance


Tenure
0-5 years
6-10 years
> 10 years
17%
50%
33%

92%	Independent	**33%**	Gender, racial and ethnic board composition
67%	Other public company board or executive experience	**Lead Independent Director**	Daniel S. Hermann
Annual Election	Elected each year for one-year term	**Stock Ownership**	Robust stock ownership guidelines
Director Education	Comprehensive director education throughout the year	**Self-Assessment**	Annual board and committee assessments

Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives

Barbara A. Boigegrain
Former Chief Executive Officer
& General Security
Wespath Benefits and Investments

Thomas L. Brown
Former Senior Vice President
& Chief Financial Officer
RLI Corp.
Former Partner
PricewaterhouseCoopers LLP

Kathryn J. Hayley
Chief Executive Officer
Rosewood Advisory Services, LLC
Former Executive Vice President
UnitedHealthcare

Peter J. Henseler
Former Chairman
TOMY International

Daniel S. Hermann
Lead Independent Director
Old National Bancorp
Founding Partner
Lechwe Holdings, LLC
Former Chief Executive Officer
AmeriQual Group, LLC

Ryan C. Kitchell
Former Executive Vice President,
Chief Administrative Officer
& Chief Financial Officer
Indiana University Health

Daniel C. Reardon
Co-Chief Executive Officer & Trustee
Otto Bremer Trust

James C. Ryan, III
Chairman & Chief Executive Officer
Old National Bancorp

Thomas E. Salmon
Former Chairman
& Chief Executive Officer
Berry Global Group, Inc.

Michael J. Small
Chairman, Kognitive Networks, Inc.
Former President &
Chief Executive Officer
Gogo, Inc.

Derrick J. Stewart
Executive Vice President
& Chief Operating Officer
YMCA Retirement Fund

Katherine E. White
Professor of Law
Wayne State University Law School
Retired Brigadier General
U.S. Army National Guard

OLD NATIONAL BANCORP 39

Non-GAAP Reconciliation

	3Q26	2Q26	3Q25	FY2022	FY2019
Net interest income	**$584**	$579	$575	$1,328	$604
FTE Adjustment	**8**	8	8	18	13
Net interest income (FTE)	**$592**	$586	$583	$1,346	$617
Add: Noninterest income	**128**	154	130	400	199
Total revenue (FTE)	**$720**	$740	$713	$1,746	$817
Less: Provision for credit losses	**(34)**	(36)	(27)	(145)	(5)
Less: Noninterest expense	**(355)**	(372)	(446)	(1,038)	(509)
Income before income taxes (FTE)	**$331**	$332	$241	$563	$303
Less: Income taxes (FTE)	**77**	78	58	135	65
Net income	**$254**	**$253**	**$183**	**$428**	**$238**
Less: Preferred dividends	**(4)**	(4)	(4)	(14)	0
Net income applicable to common shares	**$250**	**$249**	**$179**	**$414**	**$238**
Earnings Per Share	**$0.66**	**$0.65**	**$0.46**	**$1.50**	**$1.38**
Adjustments:					
Pension plan gain	**$(1)**	$(13)	$0	$0	$0
Merger-related charges	**1**	12	69	132	6
CECL Day 1 non-PCD provision	**0**	0	0	96	0
Debt securities gains/losses	**0**	0	0	0	(2)
ONB Way Charges	**0**	0	0	0	11
Property Optimization	**0**	0	0	27	0
Gain on sale of health savings accounts	**0**	0	0	(91)	0
Total adjustments	**0**	**(1)**	**69**	**164**	**16**
Less: Tax effect on net total adjustments[1]	**0**	2	(16)	(38)	(4)
Total adjustments, net of tax	**$0**	**$1**	**$53**	**$127**	**$12**
Net income applicable to common shares, adjusted	**250**	**250**	**231**	**541**	**250**
Adjusted Earnings Per Diluted Share	**$0.66**	**$0.65**	**$0.59**	**$1.96**	**$1.45**

$ in millions, except per share data   Summations may not equal due to rounding   [1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state)

OLD NATIONAL BANCORP 40

41 3Q26 2Q26 3Q25 Noninterest income $128 $154 $130 Less: Pension plan gain (1) (13) 0 Adjusted noninterest income $128 $140 $130 Noninterest expense $355 $372 $446 Less: Merger-related charges (1) (12) (69) Adjusted noninterest expense $355 $360 $376 $ in millions Summations may not equal due to rounding Total assets $74,424 $74,189 $71,210 Less: Goodwill and other intangible assets (2,839) (2,862) (2,927) Tangible assets $71,585 $71,327 $68,283 Tangible shareholders’ common equity to tangible assets 7.28% 7.68% 7.53 % Non-GAAP Reconciliation Net income $254 $253 $183 Total adjustments, net of tax 0 1 53 Adjusted Net Income $254 $254 $236 Average Assets $74,276 $73,298 $71,137 Return on average assets 1.37% 1.38% 1.03 % Adjusted return on average assets 1.37% 1.39% 1.32%

42 FY2025 FY2024 FY2023 FY2022 Shareholders' equity $8,495 $6,340 $5,563 $5,129 Less: Preferred equity (244) (244) (244) (244) Shareholders' common equity 8,251 6,096 5,319 4,885 Less: Goodwill and other intangible assets (2,908) (2,296) (2,101) (2,125) Tangible shareholders' common equity $5,343 $3,800 $3,218 $2,760 Common shares outstanding 390 319 293 293 Tangible common book value $13.71 $11.91 $11.00 $9.42 1Q22 FY2021 FY2020 FY2019 Shareholders' equity $5,232 $3,012 $2,973 $2,852 Less: Preferred equity (244) 0 0 0 Shareholders' common equity 4,988 3,012 2,973 2,852 Less: Goodwill and other intangible assets (2,145) (1,072) (1,083) (1,097) Tangible shareholders' common equity $2,843 $1,940 $1,890 $1,755 Common shares outstanding 293 166 165 170 Tangible common book value $9.71 $11.70 $11.43 $10.35 $ in millions Summations may not equal due to rounding Non-GAAP Reconciliation 3Q26 2Q26 1Q26 3Q25 Shareholders' equity $8,295 $8,584 $8,511 $8,309 Less: Preferred equity (244) (244) (244) (244) Shareholders' common equity $8,052 8,340 8,267 8,065 Less: Goodwill and other intangible assets (2,839) (2,862) (2,886) (2,927) Tangible shareholders' common equity $5,212 $5,478 $5,381 $5,138 Common shares outstanding 379 383 386 391 Tangible common book value $13.77 $14.32 $13.93 $13.15

43 3Q26 2Q26 3Q25 Noninterest Expense $355 $372 $446 Less: Intangible amortization (23) (24) (26) Noninterest expense, excluding intangible amortization 332 348 420 Adjustments: Less: Merger-related charges (1) (12) (69) Less: Amortization of tax credits investments (8) (8) (7) Adjusted noninterest expense for efficiency ratio $323 $328 $343 Net interest income $584 $579 $575 Add: FTE adjustment 8 8 8 Net interest income (FTE) $592 $587 $583 Noninterest income 128 154 130 Total revenue (FTE) $720 $741 $713 Less: Debt securities gains/losses 0 0 0 Total revenue, excluding debt securities gains/losses 720 741 713 Adjustments: Less: Pension plan gain (1) (13) 0 Adjusted total revenue for efficiency ratio $719 $728 $713 Efficiency Ratio 46.1% 47.0% 58.8 % Adjusted Efficiency Ratio 44.9% 45.2% 48.1 % Net interest income $584 $579 $575 FTE adjustment 8 8 8 Net interest income (FTE) $592 $587 $583 Average earnings assets $67,301 $66,342 $64,033 Net interest margin 3.47% 3.49% 3.59 % Net interest margin (FTE) 3.52% 3.54% 3.64% $ in millions Summations may not equal due to rounding Non-GAAP Reconciliation

Non-GAAP Reconciliation

	FY2025	FY2024	FY2023	FY2021	FY2019
Noninterest Expense	$1,485	$1,094	$1,026	$501	$509
Less: Intangible amortization	(79)	(28)	(24)	(11)	(17)
Noninterest expense, excluding intangible amortization	1,406	1,066	1,002	490	492
Adjustments:					
Less: Merger-related charges	(141)	(37)	(29)	(15)	(6)
Less: Amortization of tax credits investments	(26)	(13)	(15)	(7)	(3)
Less: FDIC special assessment	3	(3)	(19)	0	0
Less: ONB Way Charges	0	0	0	(2)	(11)
Less: Contract termination charges	0	0	(4)	0	0
Less: Louisville expenses	0	0	(3)	0	0
Less: Property optimization charges	0	0	(2)	0	0
Less: Distribution of excess pension assets	0	(13)	0	0	0
Less: Separation expense	0	(3)	0	0	0
Adjusted noninterest expense for efficiency ratio	**$1,242**	**$997**	**$930**	**$467**	**$472**
Net interest income	$2,058	$1,531	$1,503	$596	$604
Add: FTE adjustment	28	25	23	14	13
Net interest income (FTE)	$2,086	$1,555	$1,527	$610	$617
Noninterest income	467	355	333	214	199
Total revenue (FTE)	$2,553	$1,910	$1,860	$825	$817
Less: Debt securities gains/losses	0	0	6	(4)	(2)
Less: Pension plan gain	(5)	0	0	0	0
Total revenue, excluding debt securities gains/losses	2,548	1,910	1,866	820	815
Adjustments:					
Less: Gain on sale of Visa Class B restricted shares	0	0	(22)	0	0
Adjusted total revenue for efficiency ratio	**$2,548**	**$1,910**	**$1,844**	**$820**	**$815**
Efficiency Ratio	**55.1 %**	**55.9 %**	**53.7 %**	**59.7 %**	**60.4 %**
Adjusted Efficiency Ratio	**48.8 %**	**52.2 %**	**50.4 %**	**56.9 %**	**57.9 %**

$ in millions Summations may not equal due to rounding

OLD NATIONAL BANCORP® 44

Non-GAAP Reconciliation

	3Q26	2Q26	3Q25
Net income applicable to common shares	**$250**	$249	$179
Add: Intangibles amortization, net of tax	**17**	18	20
Tangible net income applicable to common shares	**$267**	$267	$199
Total adjustments, net of tax	**$0**	$1	$53
Adjusted net income applicable to common shares, excluding intangibles amortization	**$267**	**$268**	**$252**
Average GAAP shareholders' common equity	**$8,312**	$8,264	$7,925
Less: Average goodwill and other intangible assets	**(2,850)**	(2,873)	(2,931)
Average tangible shareholders' common equity	**$5,461**	**$5,391**	**$4,994**
Return on average tangible shareholders' common equity	**19.6 %**	**19.8 %**	**15.9 %**
Adjusted return on average tangible common equity	**19.6 %**	**19.9 %**	**20.1 %**

	FY2025	FY2024	FY2023	FY2021
Net income applicable to common shares	$653	$523	$566	$278
Add: Intangibles amortization, net of tax	59	21	18	9
Tangible net income applicable to common shares	$712	$544	$584	$287
Total adjustments, net of tax	$155	$55	$33	$9
Adjusted net income applicable to common shares, excluding intangibles amortization	**$867**	**$599**	**$617**	**$296**
Average GAAP shareholders' common equity	$7,370	$5,776	$5,011	$2,998
Less: Average goodwill and other intangible assets	(2,706)	(2,238)	(2,113)	(1,077)
Average tangible shareholders' common equity	**$4,664**	**$3,538**	**$2,898**	**$1,921**
Return on average tangible shareholders' common equity	**15.3 %**	**15.4 %**	**20.2 %**	**14.9 %**
Adjusted return on average tangible common equity	**18.6 %**	**16.9 %**	**21.3 %**	**15.4 %**

$ in millions *Summations may not equal due to rounding*

OLD NATIONAL BANCORP® 45

46 2026 Peer Group Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp COLB Columbia Banking System, Inc. CFR Cullen/Frost Bankers, Inc. FHN First Horizon Corporation HBAN Huntington Bancshares, Inc. MTB M&T Bank Corporation PNFP Pinnacle Financial Partners, Inc. RF Regions Financial Corporation SSB SouthState Bank Corporation UMBF UMB Financial Corporation VLY Valley National Bancorp WAL Western Alliance Bancorporation WTFC Wintrust Financial Corporation ZION Zions Bancorporation

47 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact

Glossary of Terms

Abbreviations and terms used in this presentation

Term	Definition
ACL	Allowance for credit losses
AOCI	Accumulated other comprehensive income
AUM	Assets under management
B	Billion
bp(s)	Basis point(s)
CAGR	Compound annual growth rate
C&I	Commercial and industrial
CBD	Central business district
CECL	Current expected credit losses
CET1	Common equity tier 1
CMBS	Commercial mortgage-backed security
DSC	Debt service coverage ratio
E	Consensus Estimates
EOP	End of period
EPS	Earnings per share
FTE	Fully taxable equivalent
FY	Full-year

Term	Definition
GAAP	U.S. generally accepted accounting principles
HFI	Held for investment
HFS	Held-for-sale
HHI	Household income
HTM	Held-to-maturity
IB	Interest-bearing
k	Thousand
KRX	"KBW" Nasdaq Regional Bank Index
LTV	Loan-to-value
M&A	Mergers and acquisitions
M	Million
MOB	Medical office building
MOE	Merger of Equals
MSA	Metropolitan statistical area
N/M	Not meaningful
NCOs	Net charge-offs
NEO	Named executive officer

Term	Definition
NIB	Noninterest-bearing
NII	Net interest income
NIM	Net interest margin
NOO	Non-owner occupied
NTM	Next 12 months
PCD	Purchased credit deteriorated
QoQ	Quarter-over-quarter
RBC	Risk based capital
ROAA	Return on average assets
ROATCE	Return on average tangible common equity
RWA	Risk-weighted assets
TA	Tangible assets
TBV	Tangible common book value
TCE	Tangible common equity
TSR	Total shareholder return
YoY	Year-over-year

OLD NATIONAL BANCORP 48